UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2010 (December 6, 2010)

HERTZ GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive

offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Hertz Global Holdings, Inc. (“Hertz Holdings”) is filing as Exhibits 99.1 and 99.2 hereto separate press releases issued on December 6, 2010 by Hertz Holdings, announcing, respectively, (1) the proposed private offering by The Hertz Corporation (“Hertz”), a wholly owned subsidiary of Hertz Holdings, of $500 million in aggregate principal amount of 7.375% senior notes due 2021 (the “Notes”) and (2) the pricing of the offering of the Notes. The contents of such press releases are incorporated by reference in this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

99.1	Press Release of Hertz Holdings announcing proposed private offering by Hertz of 7.375% senior notes due 2021, dated December 6, 2010.

99.2	Press Release of Hertz Holdings announcing pricing of private offering by Hertz of 7.375% senior notes due 2021, dated December 6, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

By:	/s/ Elyse Douglas
Name:	Elyse Douglas
Title:	Executive Vice President and
Chief Financial Officer

Date:  December 9, 2010